Exhibit 99

News Release

Release Date: October 25, 2012	Contact:	Peter J. Rogers, Jr.
Executive Vice President, Investor Relations
443-285-8059
progers@micros.com

MICROS REPORTS FISCAL 2013 FIRST QUARTER RESULTS

RECORD FIRST FISCAL QUARTER REVENUE, NET INCOME AND EPS;

RESULTS EXCEED EXPECTATIONS

Columbia, MD– October 25, 2012—MICROS Systems, Inc. (NASDAQ:MCRS), a leading provider of information technology solutions for the hospitality and retail industries, today announced the results for its fiscal 2013 first quarter ended September 30, 2012.

FINANCIAL HIGHLIGHTS

-	Revenue for the quarter was $299.9 million, an increase of $43.3 million, or 16.9%, over the same period last year.

-	GAAP net income for the quarter was $41.1 million, an increase of $3.8 million, or 10.3%, over the same period last year.

-	GAAP diluted earnings per share (EPS) for the quarter was $0.50 per share, an increase of $0.05, or 11.1% over the same period last year.

-	Non-GAAP financial results for the quarter, excluding the effect of charges for stock options, amortization of Torex intangibles and restructuring for Torex are as follows:
-	Non-GAAP net income for the quarter was $46.4 million, an increase of $7.1 million, or 18.1%, over the same period last year.

-	Non-GAAP diluted EPS for the quarter was $0.57 per share an increase of $0.09, or 18.8%, over the same period last year.

The financial results were records for a first fiscal quarter and exceeded consensus expectations.

Tom Giannopoulos, MICROS’s Chairman and CEO, stated: “Given the current global economic climate, we are pleased with the strong start for our first quarter of fiscal 2013.“

MICROS’s financial guidance for fiscal 2013 remains the same as previously provided in August 2012 with revenue between $1.3 Billion and $1.325 Billion and Non-GAAP EPS between $2.40 and $2.44.

MICROS’s stock is traded through NASDAQ under the symbol MCRS.  MICROS is subject to, among others, the following uncertainties and risks: product demand and market acceptance; impact of competitive products and pricing on margins; product development delays and technological difficulties; controlling expenses as MICROS continues to expand; the ability to obtain on acceptable terms the right to incorporate in MICROS’s products and services technology patented by others; the risk that there are actual or perceived security vulnerabilities in MICROS’s products; adverse results in legal disputes resulting in liabilities that exceed reserves; unanticipated tax liabilities; the effects of terrorist activity and armed conflict; the effects of major environmental disasters; weakening in general economic conditions that adversely affect demand for computer hardware or software; and currency fluctuations.

All information in this release is as of October 25, 2012. MICROS undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MICROS’s expectations. For further information regarding risks and uncertainties associated with MICROS’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business and Investment Risks” sections of MICROS’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting MICROS’s investor relations department at 443-285-8059 or at MICROS’s website at http://www.micros.com.

About MICROS Systems, Inc.
MICROS Systems, Inc. provides enterprise applications for the hospitality and retail industries worldwide. Over 330,000 MICROS systems are currently installed in table and quick service restaurants, hotels, motels, casinos, leisure and entertainment, and retail operations in more than 180 countries, and on all seven continents. In addition, MICROS provides property management systems, central reservation and customer information solutions under the brand MICROS-Fidelio for more than 29,000 hotels worldwide, as well as point-of-sale, loss prevention, and cross-channel functionality through its MICROS-Retail division for more than 100,000 retail stores worldwide. MICROS stock is traded through NASDAQ under the symbol MCRS.

News
Release Date: October 25, 2012	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited - in thousands, except per share amounts)

	Three Months Ended
	September 30,
	2012	2011
Revenue:
Hardware	$63,759	$48,409
Software	30,778	33,273
Service	205,314	174,876
Total revenue	299,851	256,558

Cost of sales:
Hardware	43,057	30,163
Software	5,365	4,859
Service	98,096	77,083
Stock option expense	73	37
Total cost of sales	146,591	112,142

Gross margin	153,260	144,416

Selling, general and administrative expenses	72,648	72,751
Research and development expenses	16,366	11,026
Depreciation and amortization	4,117	4,236
Stock option expense	4,137	2,968
Torex amortization expense	1,408	0
Torex restructuring charge	1,397	0
Total operating expenses	100,073	90,981

Income from operations	53,187	53,435
Non-operating income (expense):
Interest income, net	1,176	1,815
Other non-operating (expense) income, net	(329)	547
Total non-operating income, net	847	2,362

Income before taxes	54,034	55,797
Income tax provision	12,968	18,414
Net income	41,066	37,383
Less: Net income attributable to noncontrolling interest	(2)	(151)

Net Income attributable to MICROS Systems, Inc. (GAAP)	$41,064	$37,232

Net Income per diluted common share attributable to MICROS Systems, Inc.	$0.50	$0.45
Weighted-average number of shares outstanding - diluted	81,969	82,410

Reconciliation of GAAP Net Income and EPS attributable to MICROS Systems, Inc. to Non-GAAP Net Income and EPS attributable to MICROS Systems, Inc.

Net Income attributable to MICROS Systems, Inc.	$41,064	$37,232
Add back:
Stock option expense
Selling, general and administrative expenses	3,700	2,659
Research and development expenses	437	309
Cost of sales	73	37
	4,210	3,005
Torex amortization expense	1,408	-
Torex restructuring charge	1,397	-
Total add back	7,015	3,005

Subtract tax effect on:
Stock option expense	1,264	943
Torex amortization expense	59	-
Torex restructuring charge	349	-
Non-GAAP Net Income attributable to MICROS Systems, Inc.	$46,407	$39,294

Non-GAAP Net Income per Diluted Common Share attributable to MICROS Systems, Inc.	$0.57	$0.48

 We believe the inclusion of the above non-GAAP measure will be useful to investors because it will enhance the comparability of our current period results to prior periods' results without comparable charges.  We also believe inclusion of this measure will enhance comparability of our results to results of our competitors and to the analysts’ forecasts because the analysts typically forecast excluding the effect of share-based payment charge and above one time charges, the non-GAAP measure.  In addition, our management uses this measure to evaluate our operating performance and compare our results to our competitors.  Management also uses this measure as a metric to measure performance under our executive compensation program.

The Company notes that non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures.  They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP.  Among the limitations on the use of the non-GAAP measure are the following:

-	The exclusion of non-GAAP items can have a significant impact on reported GAAP net income and diluted net income per share.
-	Other companies may calculate non-GAAP net income and non-GAAP net income per share differently than MICROS does, limiting the usefulness of those measures for comparative purposes.

News
Release Date: October 25, 2012	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - in thousands)

	September 30, 2012	June 30, 2012
ASSETS
Current assets:
Cash and cash equivalents and short-term investments	$581,168	$582,038
Accounts receivable, net	243,997	235,433
Inventory	48,859	44,278
Deferred income taxes	14,001	17,004
Prepaid expenses and other current assets	57,302	37,343
Total current assets	945,327	916,096

Long-term investments	34,458	34,456
Property, plant and equipment, net	36,381	35,435
Deferred income taxes, non-current	52,881	50,326
Goodwill	450,926	444,117
Intangible assets, net	43,426	45,024
Purchased and internally developed software costs, net	34,511	33,980
Other assets	6,803	6,586
Total Assets	$1,604,713	$1,566,020

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$63,451	$69,978
Accrued expenses and other current liabilities	145,660	174,214
Income taxes payable	6,107	1,788
Deferred revenue	191,348	169,989
Total current liabilities	406,566	415,969

Income taxes payable, non-current	31,092	34,722
Deferred income taxes, non-current	929	2,554
Other non-current liabilities	17,241	16,644
Total liabilities	455,828	469,889

Commitments and contingencies

Equity:
MICROS Systems, Inc. shareholders’ equity:
Common stock	2,006	2,008
Capital in excess of par	104,480	107,662
Retained earnings	1,041,886	1,000,822
Accumulated other comprehensive loss	(3,023)	(17,847)
Total MICROS Systems, Inc. shareholders’ equity	1,145,349	1,092,645
Noncontrolling interest	3,536	3,486
Total Equity	1,148,885	1,096,131

Total Liabilities and Equity	$1,604,713	$1,566,020

Page 5 of 5